   Student Loan Finance Corporation
   Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
   Section 21 of the Servicing Agreement (Unaudited)

   Education Loans Incorporated - 1999-1 Indenture
   Student Loan Asset-Backed Notes
   Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
   Report for the Month Ended August 31, 2003

I. Noteholder Information

A. Identification of Notes

   Series      Description                                         Cusip #               Due Date
   --------------------------------------------------------------------------------------------------------
   1999-1A     Senior Auction Rate Notes ......................... 280907AP1 ........... December.1,.2035
   1999-1B     Senior Auction Rate Notes ......................... 280907AQ9 ........... December.1,.2035
   1999-1C     Subordinate Auction Rate Notes .................... 280907AR7 ........... December.1,.2035
   2000-1A     Senior Auction Rate Notes ......................... 280907AS5 ........... December.1,.2035
   2000-1B     Senior Auction Rate Notes ......................... 280907AT3 ........... December.1,.2035
   2000-1C     Subordinate Auction Rate Notes .................... 280907AU0 ........... December.1,.2035
   2001-1A     Senior Auction Rate Notes ......................... 280907AV8 ........... December.1,.2035
   2001-1B     Senior Auction Rate Notes ......................... 280907AW6 ........... December.1,.2035
   2001-1C     Subordinate Auction Rate Notes .................... 280907AX4 ........... December.1,.2035
   2002-1A     Senior Auction Rate Notes ......................... 280907AY2 ........... December.1,.2035
   2002-1B     Senior Auction Rate Notes ......................... 280907AZ9 ........... December.1,.2035
   2002-1C     Subordinate Auction Rate Notes .................... 280907BA3 ........... December.1,.2035
   2003-1A     Senior Auction Rate Notes ......................... 280907BB1 ........... December.1,.2035
   2003-1B     Senior Auction Rate Notes ......................... 280907BC9 ........... December.1,.2035
   2003-1C     Senior Auction Rate Notes ......................... 280907BD7 ........... December.1,.2035
   2003-1D     Subordinate Auction Rate Notes .................... 280907BE5 ........... December.1,.2035

B. Notification of Redemption Call of Notes

   Series 1999-1:
     None
   Series 2000-1:
     None
   Series 2001-1:
     None
   Series 2002-1:
     None
   Series 2003-1:
     None

C. Principal Outstanding - August, 2003

                         Principal            Principal             Principal             Principal
                      Outstanding,             Borrowed              Payments          Outstanding,
   Series           Start of Month         During Month          During Month          End of Month
   -------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A       $ 78,000,000.00                $0.00                 $0.00       $ 78,000,000.00
     1999-1B         39,000,000.00                 0.00                  0.00         39,000,000.00
     1999-1C          9,300,000.00                 0.00                  0.00          9,300,000.00
               -------------------------------------------------------------------------------------
     Total          126,300,000.00                 0.00                  0.00        126,300,000.00
               -------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A         54,100,000.00                 0.00                  0.00         54,100,000.00
     2000-1B         54,100,000.00                 0.00                  0.00         54,100,000.00
     2000-1C         22,000,000.00                 0.00                  0.00         22,000,000.00
               -------------------------------------------------------------------------------------
     Total          130,200,000.00                 0.00                  0.00        130,200,000.00
               -------------------------------------------------------------------------------------
   Series 2001-1:
     2001-1A         79,000,000.00                 0.00                  0.00         79,000,000.00
     2001-1B         79,000,000.00                 0.00                  0.00         79,000,000.00
     2001-1C         23,800,000.00                 0.00                  0.00         23,800,000.00
               -------------------------------------------------------------------------------------
     Total          181,800,000.00                 0.00                  0.00        181,800,000.00
               -------------------------------------------------------------------------------------
   Series 2002-1:
     2002-1A         82,700,000.00                 0.00                  0.00         82,700,000.00
     2002-1B         82,700,000.00                 0.00                  0.00         82,700,000.00
     2002-1C         24,500,000.00                 0.00                  0.00         24,500,000.00
               -------------------------------------------------------------------------------------
     Total          189,900,000.00                 0.00                  0.00        189,900,000.00
               -------------------------------------------------------------------------------------
   Series 2003-1:
     2003-1A         70,000,000.00                 0.00                  0.00         70,000,000.00
     2003-1B         70,000,000.00                 0.00                  0.00         70,000,000.00
     2003-1C         69,000,000.00                 0.00                  0.00         69,000,000.00
     2003-1D         30,500,000.00                 0.00                  0.00         30,500,000.00
               -------------------------------------------------------------------------------------
     Total          239,500,000.00                 0.00                  0.00        239,500,000.00
               -------------------------------------------------------------------------------------
   Totals          $867,700,000.00                $0.00                 $0.00       $867,700,000.00
               =====================================================================================

D. Accrued Interest Outstanding - August, 2003

                  Accrued Interest             Interest              Interest      Accrued Interest             Interest
                      Outstanding,              Accrued              Payments          Outstanding,           Rate As Of
   Series           Start of Month         During Month          During Month          End of Month         End Of Month
   ----------------------------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A          $  22,035.00         $  75,898.33          $  68,553.33          $  29,380.00               1.13000%
     1999-1B             11,017.50            37,949.17             34,276.67             14,690.00               1.13000%
     1999-1C              2,976.00            10,312.67              9,258.67              4,030.00               1.30000%
               -------------------------------------------------------------------------------------
     Total               36,028.50           124,160.17            112,088.67             48,100.00
               -------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A             24,457.71            52,304.18             45,654.39             31,107.50               1.15000%
     2000-1B             13,464.89            52,176.44             47,127.11             18,514.22               1.12000%
     2000-1C             10,816.67            24,224.44             20,191.11             14,850.00               1.35000%
               -------------------------------------------------------------------------------------
     Total               48,739.27           128,705.06            112,972.61             64,471.72
               -------------------------------------------------------------------------------------
   Series 2001-1:
     2001-1A              2,457.78            76,015.56             68,817.78              9,655.56               1.10000%
     2001-1B             53,105.56            77,573.61             67,588.89             63,090.28               1.15000%
     2001-1C                826.39            25,618.06             23,138.89              3,305.56               1.25000%
               -------------------------------------------------------------------------------------
     Total               56,389.73           179,207.23            159,545.56             76,051.40
               -------------------------------------------------------------------------------------
   Series 2002-1:
     2002-1A             18,492.64            81,206.81             73,970.56             25,728.89               1.12000%
     2002-1B             64,896.53            81,758.14            138,867.09              7,787.58               1.13000%
     2002-1C             20,416.67            27,324.30             45,188.89              2,552.08               1.25000%
               -------------------------------------------------------------------------------------
     Total              103,805.84           190,289.25            258,026.54             36,068.55
               -------------------------------------------------------------------------------------
   Series 2003-1:
     2003-1A             44,916.67            68,638.89             59,888.89             53,666.67               1.15000%
     2003-1B             29,672.22            67,686.11             59,344.44             38,013.89               1.15000%
     2003-1C             15,429.17            67,754.17             61,716.67             21,466.67               1.12000%
     2003-1D             25,416.67            34,015.97             56,255.56              3,177.08               1.25000%
               -------------------------------------------------------------------------------------
     Total              115,434.73           238,095.14            237,205.56            116,324.31
               -------------------------------------------------------------------------------------
   Totals             $ 360,398.07         $ 860,456.85          $ 879,838.94          $ 341,015.98
               =====================================================================================

E. Net Loan Rates for Next Interest Period

                   Interest Period
   Series            Starting Date        Net Loan Rate
   -----------------------------------------------------
   Series 1999-1:
     1999-1A             15-Oct-03                  5.71%
     1999-1B             15-Oct-03                  5.71%
     1999-1C             15-Oct-03                  5.39%
   Series 2000-1:
     2000-1A             09-Oct-03                  5.69%
     2000-1B             16-Oct-03                  5.72%
     2000-1C             09-Oct-03                  5.34%
   Series 2001-1:
     2001-1A             25-Sep-03                  6.05%
     2001-1B             01-Oct-03                  5.66%
     2001-1C             25-Sep-03                  5.77%
   Series 2002-1:
     2002-1A             17-Oct-03                  6.00%
     2002-1B             26-Sep-03                  5.68%
     2002-1C             26-Sep-03                  5.72%
   Series 2003-1:
     2003-1A             03-Oct-03                  5.95%
     2003-1B             10-Oct-03                  5.97%
     2003-1C             17-Oct-03                  6.00%
     2003-1D             26-Sep-03                  5.72%

F. Noteholders' Carry-Over Amounts - August, 2003

                        Carry-Over                                                       Carry-Over
                          Amounts,            Additions              Payments              Amounts,
   Series           Start of Month         During Month          During Month          End of Month
   -------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A                 $0.00                $0.00                 $0.00                 $0.00
     1999-1B                  0.00                 0.00                  0.00                  0.00
     1999-1C                  0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
     Total                    0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A                  0.00                 0.00                  0.00                  0.00
     2000-1B                  0.00                 0.00                  0.00                  0.00
     2000-1C                  0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
     Total                    0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
   Series 2001-1:
     2001-1A                  0.00                 0.00                  0.00                  0.00
     2001-1B                  0.00                 0.00                  0.00                  0.00
     2001-1C                  0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
     Total                    0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
   Series 2002-1:
     2002-1A                  0.00                 0.00                  0.00                  0.00
     2002-1B                  0.00                 0.00                  0.00                  0.00
     2002-1C                  0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
     Total                    0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
   Series 2003-1:
     2003-1A                  0.00                 0.00                  0.00                  0.00
     2003-1B                  0.00                 0.00                  0.00                  0.00
     2003-1C                  0.00                 0.00                  0.00                  0.00
     2003-1D                  0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
     Total                    0.00                 0.00                  0.00                  0.00
               -------------------------------------------------------------------------------------
   Totals                    $0.00                $0.00                 $0.00                 $0.00
               =====================================================================================

G.  Noteholders' Accrued Interest on Carry-Over Amounts - August, 2003
    ------------------------------------------------------------------

                          Accrued             Interest             Interest              Accrued
                        Interest,              Accrued             Payments            Interest,
    Series         Start of Month         During Month         During Month         End of Month
    --------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A               $0.00                $0.00                 $0.00                $0.00
      1999-1B                0.00                 0.00                  0.00                 0.00
      1999-1C                0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
      Total                  0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                0.00                 0.00                  0.00                 0.00
      2000-1B                0.00                 0.00                  0.00                 0.00
      2000-1C                0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
      Total                  0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                0.00                 0.00                  0.00                 0.00
      2001-1B                0.00                 0.00                  0.00                 0.00
      2001-1C                0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
      Total                  0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
    Series 2002-1:
      2002-1A                0.00                 0.00                  0.00                 0.00
      2002-1B                0.00                 0.00                  0.00                 0.00
      2002-1C                0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
      Total                  0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
    Series 2003-1:
      2003-1A                0.00                 0.00                  0.00                 0.00
      2003-1B                0.00                 0.00                  0.00                 0.00
      2003-1C                0.00                 0.00                  0.00                 0.00
      2003-1D                0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
      Total                  0.00                 0.00                  0.00                 0.00
              ------------------------------------------------------------------------------------
    Totals                  $0.00                $0.00                 $0.00                $0.00
              ====================================================================================

II. Fund Information
    ----------------

A.  Reserve Funds - August, 2003
    ----------------------------

                                                                                            Amount
                                                                                ------------------
    Balance, Start of Month .................................................       $13,015,500.00
    Additions During Month (From Issuance of Notes) .........................                 0.00
    Less Withdrawals During Month ...........................................                 0.00
                                                                                ------------------
    Balance, End of Month ...................................................       $13,015,500.00
                                                                                ==================

B.  Capitalized Interest Accounts - August, 2003
    --------------------------------------------

                                                                                            Amount
                                                                                ------------------
    Balance, Start of Month .................................................                $0.00
    Additions During Month (From Issuance of Notes) .........................                 0.00
    Less Withdrawals During Month ...........................................                 0.00
                                                                                ------------------
    Balance, End of Month ...................................................                 0.00
                                                                                ==================

C.  Acquisition Accounts - August, 2003
    -----------------------------------

                                                                                            Amount
                                                                                ------------------
    Balance, Start of Month .................................................       $ 9,251,990.71
    Additions During Month:
      Acquisition Funds from Note Issuance ..................................                 0.00
      Recycling from Surplus Funds ..........................................        14,000,000.00
    Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired ....................................................                 0.00
      Accrued Income ........................................................                 0.00
      Premiums and Related Acquisition Costs ................................                 0.00
    Less Withdrawals for Eligible Loans:
      Total Principal Acquired .............................  (16,261,097.57)
      Origination Fees Charged .............................        9,173.24
      Premiums and Related Acquisition Costs ...............     (134,445.44)
                                                              --------------
      Net Costs of Loans Acquired ...........................................       (16,386,369.77)
                                                                                ------------------
    Balance, End of Month ...................................................       $ 6,865,620.94
                                                                                ==================

D.    Alternative Loan Guarantee Accounts - August, 2003
      --------------------------------------------------

                                                                                          Amount
                                                                                ----------------
      Balance, Start of Month ................................................   $  4,254,171.55
      Additions During Month (Initial Purchase of Student Loans) .............              0.00
      Guarantee Fees Received (Refunded) During Month ........................        386,541.69
      Interest Received During Month .........................................          2,729.16
      Other Additions During Month ...........................................         20,716.44
      Less Withdrawals During Month for Default Payments .....................       (345,761.13)
                                                                                ----------------
      Balance, End of Month ..................................................   $  4,318,397.71
                                                                                ================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - August, 2003
      -------------------------------------------------

                                                                                          Amount
                                                                                ----------------
      Balance, Start of Month ................................................   $795,517,508.13
      Initial Purchase of Eligible Loans .....................................              0.00
      Loans Purchased / Originated ...........................................     16,261,097.57
      Capitalized Interest ...................................................        447,828.32
      Less Principal Payments Received .......................................    (16,752,639.85)
      Less Defaulted Alternative Loans Transferred ...........................       (333,150.36)
      Other Increases (Decreases) ............................................        (34,187.58)
                                                                                 ---------------
      Balance, End of Month ..................................................   $795,106,456.23
                                                                                 ===============

B.    Composition of Student Loan Portfolio as of August 31, 2003
      -----------------------------------------------------------

                                                                                          Amount
                                                                                ----------------
      Aggregate Outstanding Principal Balance ................................   $795,106,456.23
      Number of Borrowers ....................................................           105,429
      Average Outstanding Principal Balance Per Borrower .....................   $         7,542
      Number of Loans (Promissory Notes) .....................................           231,459
      Average Outstanding Principal Balance Per Loan .........................   $         3,435
      Weighted Average Interest Rate .........................................              3.98%

C.    Distribution of Student Loan Portfolio by Loan Type as of August 31, 2003
      -------------------------------------------------------------------------

                                                         Outstanding
                                                           Principal
      Loan Type                                              Balance                      Percent
      ------------------------------------------------------------------------------------------
      Stafford - Subsidized .........................  $240,547,321.85                      30.3%
      Stafford - Unsubsidized .......................   181,286,026.90                      22.8%
      Stafford - Nonsubsidized ......................        13,086.67                       0.0%
      PLUS ..........................................    45,894,068.99                       5.8%
      SLS ...........................................        73,830.48                       0.0%
      Consolidation .................................   118,213,867.55                      14.9%
      Alternative ...................................   209,078,253.79                      26.3%
                                                       -----------------------------------------
      Total .........................................  $795,106,456.23                     100.0%
                                                       =========================================

D. Distribution of Student Loan Portfolio by Interest Rate as of August 31, 2003
   -----------------------------------------------------------------------------

                                                          Outstanding
                                                            Principal
   Interest Rate                                              Balance        Percent
   ---------------------------------------------------------------------------------
   Less Than 3.00% ................................   $231,750,221.46           29.1%
   3.00% to 3.49% .................................   $153,631,660.91           19.3%
   3.50% to 3.99% .................................   $ 95,623,590.80           12.0%
   4.00% to 4.49% .................................   $101,014,881.04           12.7%
   4.50% to 4.99% .................................   $ 71,776,819.63            9.0%
   5.00% to 5.49% .................................   $ 62,250,733.44            7.8%
   5.50% to 5.99% .................................   $  5,712,633.57            0.7%
   6.00% to 6.49% .................................   $ 25,581,244.89            3.2%
   6.50% to 6.99% .................................   $ 14,099,483.34            1.8%
   7.00% to 7.49% .................................   $ 12,149,754.30            1.5%
   7.50% to 7.99% .................................   $  6,192,924.37            0.8%
   8.00% to 8.49% .................................   $  8,689,352.89            1.1%
   8.50% or Greater ...............................   $  6,633,155.59            0.8%
                                                      ------------------------------
   Total ..........................................   $795,106,456.23          100.0%
                                                      ==============================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of
   -----------------------------------------------------------------------
   August 31, 2003
   ---------------

                                                          Outstanding
                                                            Principal
   Borrower Payment Status                                    Balance        Percent
   ---------------------------------------------------------------------------------
   School .........................................   $217,024,253.47           27.3%
   Grace ..........................................     51,350,433.33            6.5%
   Repayment ......................................    401,904,803.87           50.5%
   Deferment ......................................     98,384,774.84           12.4%
   Forbearance ....................................     26,442,190.72            3.3%
                                                      ------------------------------
   Total ..........................................   $795,106,456.23          100.0%
                                                      ==============================

F. Distribution of Student Loan Portfolio by Delinquency Status as of August 31,
   -----------------------------------------------------------------------------
   2003
   ----

                                                         Percent by Outstanding Balance
                                                       --------------------------------
                                           Outstanding       Excluding
                                             Principal    School/Grace     All Loans in
   Delinquency Status                          Balance    Status Loans        Portfolio
   ------------------------------------------------------------------------------------
   31 to 60 Days .....................  $23,879,513.41             4.5%             3.0%
   61 to 90 Days .....................   10,708,176.78             2.0%             1.3%
   91 to 120 Days ....................    6,615,179.16             1.3%             0.8%
   121 to 180 Days ...................    9,835,270.58             1.9%             1.2%
   181 to 270 Days ...................    9,113,845.39             1.7%             1.1%
   Over 270 Days .....................    2,924,051.41             0.6%             0.4%
   Claims Filed, Not Yet Paid ........    1,427,419.34             0.3%             0.2%
                                        -----------------------------------------------
   Total .............................  $64,503,456.07            12.2%             8.1%
                                        ===============================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of August 31,
   --------------------------------------------------------------------------
   2003
   ----

                                                          Outstanding
                                                            Principal
   Guarantee Status                                           Balance        Percent
   ---------------------------------------------------------------------------------
   FFELP Loan Guaranteed 100% .....................  $     959,368.39            0.1%
   FFELP Loan Guaranteed 98% ......................    585,068,834.05           73.6%
   Alternative Loans Non-Guaranteed ...............    209,078,253.79           26.3%
                                                     -------------------------------
   Total ..........................................  $ 795,106,456.23          100.0%
                                                     ===============================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of August 31,
   --------------------------------------------------------------------------
   2003
   ----

                                                            Outstanding
                                                              Principal
   Guarantee Agency                                             Balance           Percent
   --------------------------------------------------------------------------------------
   Education Assistance Corporation ..................  $410,684,632.85              51.7%
   Great Lakes Higher Education Corporation ..........   135,621,296.48              17.1%
   California Student Aid Commission .................    10,879,844.57               1.4%
   Student Loans of North Dakota .....................     9,967,658.54               1.3%
   Texas GSLC ........................................     3,219,731.53               0.4%
   Pennsylvania Higher Education Assistance
    Agency ...........................................     3,862,921.27               0.5%
   United Student Aid Funds, Inc .....................     9,785,420.06               1.2%
   Other Guarantee Agencies ..........................     2,006,697.14               0.3%
   Alternative Loans Non-Guaranteed ..................   209,078,253.79              26.3%
                                                        ---------------------------------
   Total .............................................  $795,106,456.23             100.0%
                                                        =================================

I. Fees and Expenses Accrued For / Through August, 2003
   ----------------------------------------------------

                                                                      For The 8
                                                                   Months Ended
                                             August, 2003         Aug. 31, 2003
                                           -------------------------------------
   Servicing Fees .......................     $695,718.15         $4,873,539.16
   Treas Mgmt / Lockbox Fees ............       16,875.37            106,532.86
   Indenture Trustee Fees ...............       18,273.57            125,050.66
   Broker / Dealer Fees .................      186,796.51          1,225,153.38
   Auction Agent Fees ...................       11,207.82             85,685.05
   Other Permitted Expenses .............            0.00                  0.00
                                           ------------------------------------
   Total ................................     $928,871.42         $6,415,961.11
                                           ====================================

J. Ratio of Assets to Liabilities as of August 31, 2003
   ----------------------------------------------------

                                                                         Amount
                                                               ----------------
   Total Indenture Assets ..................................    $883,016,703.88
   Total Indenture Liabilities .............................     868,845,865.16
                                                               ----------------
   Ratio ...................................................             101.63%
                                                               ================

K. Senior and Subordinate Percentages as of August 31, 2003
   --------------------------------------------------------

                                                                         Amount
                                                          ---------------------
   Aggregate Values ...................................         $883,558,182.95
                                                          =====================
   Senior Notes Outstanding Plus Accrued Interest .....          757,913,101.13
                                                          =====================
   All Notes Outstanding Plus Accrued Interest ........          868,041,015.81
                                                          =====================
   Dividend Prerequisites:
     Senior Percentage (Requirement = 112%) ...........                  116.58%
                                                          =====================
     Subordinate Percentage (Requirement = 102%) ......                  101.79%
                                                          =====================
     Available for Dividend - Excess (Shortage)
      Over Dividend Prerequisites .....................          ($1,843,653.18)
                                                          =====================

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